FOR IMMEDIATE RELEASE:

AskMeNow Powers Answers for Ask Frank’s Mobile Q&A Service
AskMeNow Selected to Deliver Real Answers in Australia & New Zealand

IRVINE, CA & Auckland, New Zealand — October 18, 2007—AskMeNow Inc. (OTCBB:AKMN), a leader in intelligent mobile search solutions, and Ask Frank Limited, an Australasian-based mobile infotainment service provider, today announce the signing of a supply agreement and partnership that will leverage AskMeNow’s Intelligent Research & Call Center environment to provide optimized answers to questions generated by Ask Frank customers via mobile phones in Australia & New Zealand.

The agreement marks the first time AskMeNow has made its full answer service available to a third party under a private label agreement. The agreement allows Ask Frank customers to leverage AskMeNow’s mobile phone Q&A service outside of North America with fees being charged through the local carriers as a premium SMS service.

In exchange for answering questions generated by consumers in Australia and New Zealand, AskMeNow will receive a fee per question in addition to set-up fees and a minimum monthly fee. The supply agreement is exclusive in the region and will last for a minimum of two years.

“Ask Frank is very excited about the signing of this agreement and ongoing partnership with AskMeNow,” said Jonny Reid, Ask Frank’s VP Marketing. “We see the potential scope of our relationship reaching far beyond our core business model and look forward to significant mutual success.”

Ask Frank customers will be able to ask any question, on any topic, from their mobile phone and receive relevant quick answers. Ask Frank customers will get answers to natural language questions for some of the most popular local content including (but not limited to) Directory Assistance, Weather, Sports, Directions, Movie Theatres & Locations, News, Horoscopes, Stock Quotes, Flight & Hotel Information and new daily features including Words, Jokes, Quotes and even Trivia.

“Ask Frank’s choice in selecting AskMeNow’s overseas Research & Call Center to power their mobile Q&A service abroad is continued validation that we have created a powerful and unmatched answer service,” says Walter Kostiak, AskMeNow VP of Global Business Development. “We anticipate this opportunity will translate into other business in other countries.”

AskMeNow offers an easy, convenient way to access information and content on your cell phone. A pioneering mobile lifestyle network, AskMeNow utilizes its proprietary technology and services to offer a natural language-based interaction and dynamic content provision platform designed for simple and quick information retrieval.

For information on this solution for your business, contact distributors@askmenow.com.

About AskMeNow

AskMeNow is an easy and convenient way to access information on the Internet or from local content using your cell phone or mobile PDA device. The first mobile lifestyle network, AskMeNow utilizes its proprietary technology to offer a natural language-based interaction and dynamic content provision platform designed for simple and quick information retrieval. AskMeNow launched officially in November 2005 and is based in Irvine, California. Please visit www.askmenow.com for more information.

Forward-Looking Statements

This press release contains certain statements that are not historical but rather constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual financial or operating results of the Company to be materially different from those expressed or implied by such forward-looking statements. Such forward-looking statements are based on our estimates of future results, performance and achievements based on current conditions and the most recent results of the Company. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “may”, “will”, “potential”, “opportunity”, “expects”, “intends”, “estimates”, “anticipates” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2007. Forward-looking statements speak only as of the date made, and the Company assumes no duty to update such statements. Accordingly, past results should not be used to anticipate future results.

AskMeNow Media Relations
Curtis Hougland
Attention PR
amn@attentionpr.com
(P): 212.204.9209

AskMeNow Investor Relations
Larry Turel
lturel@bellsouth.net
(P): 561.213.1955

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